Basis of preparation, material accounting policies, and future accounting charges - Schedule of key assumptions used (Details)	12 Months Ended
Dec. 31, 2025
Basis of preparation, significant accounting policies, and future accounting changes [Abstract]
Discount rate	6.98%
Range of vanadium forecasted prices	$5.19/lb - 8.00/lb
Cost of mine and production, respectively	$2.11/t and $5.07/lb , respectively
Sensitivity of key assumptions	Discount rate - increase to 25.50% or; The average vanadium forecasted prices would have to change from $7.72/lb to $6.18/lb or; Costs of mine would have to increase from $2.11/t to $3.71/t and cost of production would have to increase from $5.07/lb to $6.59/lb. Result in an estimated recoverable amount equal to the carrying value.